EXHIBIT 10.39
                   UNCONDITIONAL CONTINUING GUARANTY OF LEASE

         THIS UNCONDITIONAL CONTINUING GUARANTY OF LEASE made this 20th day of February, 1998, by and between HI-RISE RECYCLING SYSTEMS, INC., a Florida corporation, 8505 N.W. 74th Street, Miami, Florida 33166, Fax (305) 594-4228 (hereinafter called "Guarantor") and EVELIO ACOSTA and GLADYS ACOSTA, ( hereinafter called "Landlord").

         WHEREAS, HESCO SALES, INC., a Florida corporation, a wholly owned subsidiary of Guarantor, (hereinafter called "Corporation"), wishes to lease from Landlord certain premises located in Hialeah, Florida, and enter into a lease agreement (the "Lease"); and

         WHEREAS, Guarantor has a financial interest in Corporation and Landlord is unwilling to enter into the Lease with Corporation unless it receives an unconditional and continuing guaranty from Guarantor as to all obligations arising under the Lease; and

         WHEREAS, Guarantor is desirous that Landlord enter into the Lease with Corporation.

         NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, and in order to induce Landlord to enter into the Lease with Corporation, Guarantor hereby absolutely and unconditionally guarantees to Landlord and its successors and assigns, the full and prompt payment of any amounts due or to become due to Landlord under the Lease and the full payment and performance of all Corporation's obligations to Landlord under the Lease.

         Guarantor covenants and agrees

         1. Guarantor expressly agrees to pay all legal expenses and reasonable attorneys' fees (including those relative to appellate proceedings, if any) actually incurred by Landlord in any collection relative to the obligations hereby guaranteed or in enforcing this Guaranty against the undersigned.

         2. This Guaranty will continue unchanged by any bankruptcy, reorganization or insolvency of Corporation or any successor or assignee thereof or by any disaffirmance or abandonment by a trustee of Corporation.

         3. This Guaranty is and shall remain an unconditional and continuing guaranty of payment and performance and not of collection, shall remain in full force and effect. To that end, Guarantor hereby expressly waives any right to require Landlord to bring any action against Corporation or any other person(s) or to require that resort be had to any security. Guarantor acknowledges that its liabilities and obligations hereunder are primary rather than secondary.

         4. Time is of the essence hereof. Any notice(s) to Guarantor shall be sufficiently given, if mailed by certified mail, postage prepaid, return receipt requested, or by overnight delivery services or by facsimile to the first above stated address(es) of Guarantor.

         5. This Unconditional Continuing Guaranty of Lease shall be binding upon Guarantor, and the legal representatives, successors and assigns of Guarantor, and it shall inure to the benefit of, and be enforceable by Landlord, and its successors, transferees and assigns. It further shall be deemed to have been made under and shall be governed by the Laws of the State of Florida in all respects, including matters of construction, validity and performance.


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         6. No waiver by Landlord or any default(s) by Guarantor or Corporation shall operate as a waiver of any other default or of the same default or of the same default on a future occasion. If more than one person has signed this Guaranty, such parties are jointly and severally obligated hereunder. Further, use of the masculine or neuter pronoun herein shall include the masculine, feminine and neuter, and also the plural.

         7. Guarantor hereby waives: (i) notice of acceptance of this Guaranty;
(ii) presentment and/or demand for payment or performance of any of the obligations of Corporation under the Lease; (iii) protest or notice of dishonor or default to Guarantor or to any other person with respect to any of the obligations of Corporation under the Lease, and (iv) any demand for payment under this Guaranty.

         WITNESS the hand(s) and seal(s) of the undersigned, this Unconditional Continuing Guaranty of Lease being executed and delivered on the date first above written.


                           HI-RISE RECYCLING SYSTEMS, INC.
                           a Florida Corporation


                           By: /s/ J. GARY MCALPIN
                              -------------------------------
                                   J. Gary McAlpin
                                   Chief Operating Officer